UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

WEBSTAR TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56268	37-1780261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Peachtree St. NE, Suite 200, Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

844-601-1956

Registrant’s telephone number, including area code

330 112th Ave NE #300

Bellevue, WA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Table of Contents

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	1
EXPLANATORY NOTE	2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

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EXPLANATORY NOTE

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Webstar Technology Group,” “Webstar,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Webstar Technology Group, Inc..

This Current Report contains summaries of the material terms of various actions and agreements executed in connection with the transactions described herein.

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Item 1.01 Entry into a Material Definitive Agreement

The Company has entered into three Material Definitive Agreements

1)	On June 21, 2024 the Company entered into a material definitive agreement with Electrical and Compression Optimization, Inc. (“ECO”), a Wyoming corporation, for the acquisition of contracts from the Company. In exchange for the acquisition of the contracts ECO issued 201,057,278 common shares to the Company with the requirement they be issued on a one to one basis to the shareholders of record of the Company at the close of business June 21, 2024. The new shareholders in ECO shall be entitled to all the rights and dividends of that company.

2)	One June 21, 2024 the Company entered into a material definitive agreement with Webnet Technologies Incorporated (“Webnet”), a Wyoming corporation, for the acquisition of licenses for the use, development and commercialization of Gigabyte Slayer and WARP-G software with the associated debt. The transaction eliminates $3,237,660 in debt.

3)	One June 24, 2024 the Company acquired the assets and intellectual property associated with the Bear Village, Inc. family resort developments from Thunder Energies Corporation. The assets include XXXX RORA Prime cryptocurrency used to help back the project financing.

Item 5.01 Changes in Control of Registrant

On June 14, 2024, Mr. Ricardo Haynes, Mr. Eric Collins, Mr. Lance Lehr, Ms. Tori White and Mr. Donald Keer, each as an individual (the “Purchasers”) personally acquired 100% of the issued and outstanding shares of the Series A Preferred Stock (the “Preferred Stock”) of Webstar Technology Group, Inc., a Wyoming corporation, (the “Company” or the “Registrant”) from the Frank Perone Irrevocable Trust, a Florida trust (the “Seller”) (The “Purchase”). The consideration for the purchase was provided to the Purchaser from the individual’s private funds.

The Preferred Stock acquired by the Purchaser consisted of:

1.	1,000 shares of Series A Preferred Stock wherein each share is entitled to three (3) times the number of votes of all other common and preferred voting shares and converts into one hundred (100) shares of the Company’s common stock.

The Purchase of the Preferred Stock was the result of a privately negotiated transaction which consummation resulted in a change of control of the Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

As a result of the Purchase and change of control of the Registrant, the existing officers and directors of the Company, Mr. James Owens, Mr. Michael Hendrickson, Mr. Sanford Simon, Mr. Don Roberts and Ms. Adrienne Anderson have either resigned or been voted out of their positions.

Under the terms of the stock purchase agreement the new controlling shareholders were permitted to elect representatives to serve on the Board of Directors to fill the seat(s) vacated by prior directors and as new officers.

Chairman/CEO - Mr. Ricardo Haynes

Independent Director – Ms. Marilyn Karpoff

Independent Director – Mr. Gordon Clinkscale

President – Mr. Eric Collins

CFO – Ms. Adrienne Anderson (transitional)

Secretary – Donald R. Keer

COO – Lance Lehr

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Mr. Ricardo Haynes, Chairman/CEO

Highly accomplished business development executive with more than 20 years of experience in producing exponential revenue growth, cultivating enduring relationships within the hospitality and financial industry. Worked for Marriot Corporation for over 15 years in property development, licensing and investment. He also operated in the financial industry providing corporate bond placement and project financing that includes commercial real estate sales and loan origination with regional and nationally based lending institutions.

Ms. Marilyn Karpoff, Independent Director

Ms. Karpoff has over 40 years of real estate experience and is licensed broker in New York and New Jersey. Marilyn’s diverse background includes positions as mortgage manager at Saxon capital, Director of acquisitions for New Plan a highly respected real estate investment trust; As a commercial broker selling preconstruction, office buildings, apartment buildings, shopping centres, hospitality, as well as managing development as an exclusive broker for storage USA and extra space. One of the founders of Women in Retail Real Estate (WIRRE), she is considered a retail residential and storage expert. She recently began working with Trinity capital a prominent real estate investment and advisory firm renowned for its comprehensive real estate sector. Marilyn is also a licensed speech pathologist and has worked with the deaf and special needs children in New York City public schools,

Mr. Gordon Clinkscale, Independent Director

Mr. Clinkscale has over 40 years executive leadership and customer engagement in enterprise information technology. Gordon’s experience includes Chief Project Officer where he implemented strategic operations innovation, addition of business lines, implementing cybersecurity programs and developing partnerships with NASA, The Centers for Medicaid and Medicare Services and the Pennsylvania Department of Human Serivces. Over the past 5 years he has worked with InspiriTec as the Chief Project Officer.

Mr. Eric Collins – President

Mr. Collins is a well-polished leader with over 39 years in project management experience specializing in logistics planning for the U.S. Air Force, Special Operation Forces Division where he was responsible for oversight, coordination and execution of operational cost efficiencies of funds, time, material and facilities to resolve problems and issues in support and maintenance programs. He has also worked for Top Flight Development Group Inc. in Atlanta, GA buying and selling property for residential development.

Mr. Lance L. Lehr – Chief Operations Officer

Mr. Lehr has 25 years of senior management experience in the Hospitality Industry. He has worked at the senior most level of projects ranging from Ski Area’s with Hotel, Condo, F&B and Adventure Parks to Indoor Water Park Resorts development and operations. Mr. Lehr serves as a senior advisor to one POS, a hospitality technology leader and has developed numerous independent companies and concepts. His entrepreneurial management style of leadership empowers associates and holds them accountable for high level performance.

Mr. Donald R. Keer, P.E., ESQ. – Secretary/Corporate Attorney

Mr. Keer is an attorney and a professional engineer who spent the first half of his career as a construction project manager working for Fluor Corporation and then local developers in New Jersey and Pennsylvania. For the past 25 years, Mr. Keer has represented business clients working on construction projects, real estate development, mergers and acquisitions and publicly traded companies to ensure their businesses and construction projects move forward in a timely manner. He is a sole practitioner and has had his own law practice for 25 years.

Ms. Adrienne Anderson, Chief Financial Officer (transitional)

Ms. Anderson is a certified public accountant who spent over twenty years auditing both private and public companies. She spent the last several years as an auditor focused on financial statement audits under Public Company Accounting Oversight Board auditing standards for SEC reporting companies. In June 2023, Ms. Anderson launched Anderson Accounting and Consulting, LLC. A consulting firm that focuses on assisting public companies or private companies looking to “go public” with financial reporting, technical accounting matters, complex debt and equity transactions, preparing for financial statement audits and preparing annual and quarterly reports to comply with SEC regulations. The focus of her firm is to help clients create efficiencies in the financial reporting process and external audit process as a consultant or external chief financial officer. Prior to that, Ms. Anderson was an audit partner at a PCAOB registered public accounting firm located in Palm Beach Gardens, Florida where she focused her practice on accounting, auditing, attest and review services, specializing in working with emerging growth and high growth technology, manufacturers, distributors and service companies, as well as government contractors, both SEC registrants and private companies. From October 2014 to December 2018, she was with WithumSmith + Brown, a large regional CPA firm, having been promoted to partner of the firm in July 2017. Ms. Anderson earned a Bachelor of Science in Accounting

The information contained in this Current Report constitutes the current information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webstar Technology Group, Inc.

Dated: June 26, 2024	By:	/s/ Ricardo Haynes
	Name:	Ricardo Haynes
	Title:	Chief Executive Officer and President

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